KEYSTONE INSTITUTIONAL TRUST
KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND
Seeks long-term growth of capital by investing in stocks of small companies.


Dear Shareholder:


We are reporting to you on the performance of Keystone Institutional Small Capitaliziation Growth Fund for the eight-month period ended February 28, 1997. Due to a change in fiscal year-end, from June 30 to the last day in February, we are now reporting to you on the Fund's annual performance. From now on, the Fund's annual report will close on the last day of February. We would also like to take this opportunity to inform you of the recent changes made to Keystone's small company stock team, the management of your Fund.


PERFORMANCE
You will notice that the performance of Keystone Institutional Small Capitalization Growth Fund for the eight-month period ended February 28, 1997 reflects the volatility that has been a characteristic of the small company stock market for close to a year. We believe the Fund performed in line with its peers in the small company asset class during the eight-month period ended February 28, 1997. Your Fund returned (1.75%). For the same time period, the Russell 2000 Growth Index returned (4.34%). Additionally, the Russell 2000 Index returned 5.07% for the eight-month period. Large capitalization stocks continued to outpace smaller stocks in 1996 and into 1997 as reflected in Standard and Poor's 500 Index gain of 19.59% for the eight-month period.


Small-cap stocks faltered last summer after a series of earnings disappointments, especially in the technology sector. We believe that turned many investors away from small company stocks, and many began putting their investment dollars into well known, large company stocks.

CURRENT OUTLOOK
Despite recent short-term setbacks in the small company stock market, our outlook for this asset class for the 12-month horizon is positive. We continue to believe that small company stocks will gain favor in the U.S. as the valuation of small company stocks relative to large company stocks is at a historically attractive level. We believe P/E multiples have become low, especially relative to large capitalization stocks. Also, small company earnings outlooks for 1997 are favorable compared to large company earnings estimates.

Usually, small-cap stocks have more risk of downside volatility, and sell for higher multiple ratios than large-cap stocks. Development of strong price momentum has periodically resulted in strong gains over short periods. We are currently seeing this type of price behavior in the larger blue chip stocks, even as the relative valuation of smaller capitalization stocks becomes increasingly attractive. This divergence is creating an opportunity to obtain small-cap stocks when price risk is lower, and long-term potential is higher, than we have seen in recent years.

We believe a positive economic environment remains in place for small company stocks. The U.S. economy remains healthy, which should provide a supportive environment, also inflation is tame and the U.S. dollar continues to strengthen. In our search for companies with sustainable, above-average growth prospects, we are currently favoring oil service companies and selected areas of high technology, business services and specialty retail.

FOUR-MEMBER SMALL CAP TEAM ASSEMBLED
We are very excited about the changes that have been put in place during the past several months. We have assembled a talented small company stock team comprised of J. Gary Craven, Margery C. Parker, Thomas L. Holman and Craig S. Lewis. The team is supported by a group of analysts with in-depth knowledge of various industries and small-cap companies.

Leading small-cap stock manager J. Gary Craven joined Keystone on November 4, 1996 to head Keystone's Small Company Stock Team. Craven, a professional with more than 13 years' experience, previously was a portfolio manager at Invista Capital Management, Inc., a subsidiary of The Principal Financial Group. At Invista, he managed an $860 million small company growth pension account and co-managed Princor Emerging Growth Fund and Princor Growth Fund, all of which had attractive performance records relative to small-cap benchmarks while under his management.

Thomas Holman joined Keystone in January as vice president and portfolio manager. Holman worked closely with Craven at Invista Capital Management as an investment officer and securities analyst specializing in small company stock investments. Holman has been appointed lead portfolio manager of your fund.

Margery Parker, a vice president and portfolio manager with more than 10 years' investment experience, has been with Keystone since 1988. Craig Lewis, a vice president and analyst, is a specialist in the areas of telecommunications, insurance, business materials and forest products.

KEYSTONE ACQUIRED BY FIRST UNION CORPORATION
On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, North Carolina, is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser responsible for managing your Fund's portfolio. First Union is also the parent company of the investment advisers to another mutual fund family, the Evergreen Family of Funds. Together, the investment advisers to the Evergreen and Keystone Fund families manage approximately $30 billion in mutual fund assets. Some services will now be conducted under the "Evergreen Keystone Funds" umbrella.

We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

We look forward to serving your investment needs for many years to come. If you have any questions or comments about your investment, please feel free to contact your Evergreen Keystone representative at 1-800-633-4200.

Sincerely,


Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY




George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

GROWTH OF AN INVESTMENT IN KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH
FUND



(Graph appears here with the following plot points.)

                   Keystone Institutional Small Cap

06/28/96   11.48          10,000   10,000     0   871   10,000     0   10,000
07/31/96   10.18                   10,000     0   871    8,868     0    8,868
08/30/96   10.87                   10,000     0   871    9,469     0    9,469
09/30/96   11.55                   10,000     0   871   10,061     0   10,061
10/31/96   11.59                   10,000     0   871   10,096     0   10,096
11/26/96   11.55   0.17            10,000   148   884   10,061   148   10,209
11/29/96   11.75                   10,000     0   884   10,235   151   10,386
12/31/96   11.87                   10,000     0   884   10,340   152   10,492
01/31/97   12.07                   10,000     0   884   10,514   155   10,669
02/28/97   11.28                   10,000     0   884    9,826   145    9,970

                                                      Cumulative Return--.30%


A $10,000 investment in Keystone Institutional Small Capitalization Growth Fund made on December 28, 1995 with all distributions reinvested was worth $11,446 on February 28, 1997.
Past performance is no guarantee of future results.






PERFORMANCE FROM JULY 1, 1996 TO FEBRUARY 28, 1997

Total return                             (1.75%)
Net asset value                         6/30/96    $11.65
Net asset value                         2/28/97    $11.28
Dividends                                             None
Capital gains                                       $0.17



HISTORICAL RECORD AS OF FEBRUARY 28, 1997

Cumulative total returns
One-year                                        4.24%
Since inception                                14.46%

The Fund commenced investment operations on December 28, 1995. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

                                  (Graph Goes Here)

-----------------------------------------------------------------------------
Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund
SCHEDULE OF INVESTMENTS -- February 28, 1997
                                                      Number         Market
                                                     of Shares        Value
--------------------------------------------------------------------------
COMMON STOCKS (96.9%)
Advertising & Publishing(2.0%)
Outdoor Systems, Inc. (a)                              1,900        $56,644
----------------------------------------------------------------------------
Automotive (3.8%)
Dura Automotive Systems, Inc. (a)                      2,300         54,913
Team Rent Group, Inc. (a)                              1,900         53,438
----------------------------------------------------------------------------
                                                                    108,351
----------------------------------------------------------------------------
Building Materials (2.8%)
Toll Brothers, Inc. (a)                                2,200         42,625
Oakwood Homes Corp.                                    2,000         39,500
----------------------------------------------------------------------------
                                                                     82,125
----------------------------------------------------------------------------
Business Services (13.8%)
Alternative Resource Corp. (a)                         2,800         42,875
Barret Business Services, Inc. (a)                     2,900         52,381
Billing Information Concepts Corp. (a)                 1,500         39,938
Equity Corporation International (a)                   2,550         49,725
G&K Services, Class A                                  2,000         64,375
Newpark Resources, Inc. (a)                            1,800         81,900
Norrell Corp.                                            900         24,075
Thermo Cardiosystems, Inc. (a)                         1,500         42,000
----------------------------------------------------------------------------
                                                                    397,269
----------------------------------------------------------------------------
Chemicals (1.3%)
OM Group, Inc.                                         1,340         38,860
----------------------------------------------------------------------------
Consumer Goods (5.8%)
Action Performance Companies, Inc. (a)                 3,000         64,875
Family Golf Centers, Inc. (a)                          1,100         30,525
Furniture Brands International, Inc. (a)               2,100         30,975
USA Detergents, Inc. (a)                               1,800         40,388
----------------------------------------------------------------------------
                                                                    166,763
----------------------------------------------------------------------------
Drugs (4.9%)
Amylin Pharmaceuticals, Inc. (a)                       2,400         35,400
Gilead Sciences, Inc. (a)                              1,000         30,375
Idexx Labs, Inc. (a)                                   1,700         62,900
Neurogen Corp. (a)                                       700         11,988
----------------------------------------------------------------------------
                                                                    140,663
----------------------------------------------------------------------------
Electronics Products (8.4%)
Electroglas, Inc. (a)                                  1,500         27,656
ESS Technology, Inc. (a)                               1,900         49,994
Lattice Semicoductor Corp. (a)                           600         28,538
Memtec Ltd.                                              900         17,831
Microchip Technology, Inc. (a)                         2,500         93,438
Silicon Valley Group, Inc. (a)                         1,200         25,725
----------------------------------------------------------------------------
                                                                    243,182
----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund
SCHEDULE OF INVESTMENTS -- February 28, 1997 (Continued)

                                                        Number         Market
                                                      of Shares        Value
------------------------------------------------------------------------------
Finance (11.8%)
BISYS Group, Inc. (The) (a)(d)                           1,800        $55,800
First Alliance Co. (a)                                   2,000         54,000
Hubco, Inc.                                              2,300         59,944
Investors Financial Services Corp.                       2,400         76,800
Legg Mason, Inc.                                           900         40,050
Sovereign Bancorp, Inc.                                  4,320         54,270
------------------------------------------------------------------------------
                                                                      340,864
------------------------------------------------------------------------------
Health Care Services (2.6%)
Cardiothoracic Systems, Inc. (a)                           500         11,000
Heartport, Inc. (a)                                      1,000         29,688
Pediatrix Medical Group (a)                                900         33,750
------------------------------------------------------------------------------
                                                                       74,438
------------------------------------------------------------------------------
Insurance (0.0%)
HCC Insurance Holdings, Inc.                                50          1,231
------------------------------------------------------------------------------
Miscellaneous(0.1%)
McLeod, Inc. (a)                                           200          3,555
------------------------------------------------------------------------------
Oil Services (8.7%)
Basin Exploration, Inc. (a)                              6,700         41,038
Denbury Resources, Inc. (a)                              3,100         38,169
Falcon Drilling, Inc. (a)                                1,600         54,200
Flores & Rucks, Inc. (a)                                 1,000         45,000
Nuevo Energy Co. (a)                                     1,600         66,400
Stone Energy Corp. (a)                                     300          6,600
------------------------------------------------------------------------------
                                                                      251,407
------------------------------------------------------------------------------
Restaurants (1.8%)
Applebees International, Inc.                            2,000         50,500
------------------------------------------------------------------------------
Retail (6.6%)
Black Box Corp. (a)                                      2,400         71,700
Gadzooks, Inc. (a)                                       2,500         61,250
Loehmanns, Inc. (a)                                      1,700         26,988
Pacific Sunwear of California (a)                        1,100         31,213
------------------------------------------------------------------------------
                                                                      191,151
------------------------------------------------------------------------------
Software Services (15.8%)
BDM International, Inc. (a)                              1,300         54,113
Ciber, Inc. (a)                                          1,500         42,188
Cognex Corp. (a)                                         2,100         38,063
Epic Design Technology, Inc. (a)                         2,200         58,300
Geoworks, Inc. (a)                                       2,900         54,194
INSO Corp. (a)                                           1,700         58,756
National Instruments Corp. (a)                           1,500         56,625
Natural Microsystems Corp. (a)                           1,400         40,600
Project Software & Development, Inc. (a)                 1,500         52,781
------------------------------------------------------------------------------
                                                                      455,620
------------------------------------------------------------------------------
                                     Page 5

-------------------------------------------------------------------------------
Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund
SCHEDULE OF INVESTMENTS -- February 28, 1997 ( Continued)

                                                        Number         Market
                                                      of Shares        Value
------------------------------------------------------------------------------

Telecommunications (3.4%)
Aspect Telecommunications Corp. (a)                      2,500         62,180
Smartalk Teleservices, Inc. (a)                          2,100         29,269
Winstar Communications, Inc. (a)                           600          8,063
------------------------------------------------------------------------------
                                                                       99,512
------------------------------------------------------------------------------
Textiles (1.8%)
St. John Knits, Inc.                                     1,300        $53,300
------------------------------------------------------------------------------
Transportation (1.5%)
Railtex, Inc. (a)                                        2,400         43,350
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost - $2,945,156)                            $2,798,785
------------------------------------------------------------------------------


                                                          Maturity
                                                            Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.4%)
Investments in repurchase agreements, in a joint trading
account, purchased 2/28/97, 5.413%, maturing 3/3/97(b)      $99,045     99,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT (Cost - $99,000)                            99,000
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (Cost - $3,044,156) (c)                            2,897,785
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- NET (-0.3%)                             (9,653)
-------------------------------------------------------------------------------

NET ASSETS (100%)                                                   $2,888,132
-------------------------------------------------------------------------------


------------------------------------------------------------------------------

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at February 28, 1997.

(c) The cost of investments for federal income tax purposes is $3,058,780. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at February 28, 1997 are as follows:

         Gross unrealized appreciation               $71,880
         Gross unrealized depreciation              (232,875)
                                                  -----------
                 Net unrealized depreciation       ($160,995)
                                                  -----------


(d) At February 28, 1997, the Fund owned 2,000 shares of common stock of the BISYS Group, Inc., the Fund's sub-administrator, at a cost of $55,604. During the period from July 1, 1996 to February 28, 1997, the Fund earned no income from this investment. This investment was purchased by the Fund prior to BISYS becoming the Fund's sub-administrator.


See Notes to Financial Statements.

Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)



                                         Period from July 1, 1996         [ZW]
Period from December 28, 1995
                                                 to                        [ZW]
(Commencement of Operations)
                                          February 28, 1997 (d)                 [ZW]
to June 30, 1996

                                                                           [ZW]

--------------------------------------------------------------------------------------------------------

Net asset value beginning of period                  [ZW]
$11.65                       $10.00
------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                                   [ZW]
(0.04)(c)                       (0.03)
Net realized and unrealized gain (loss)               [ZW]
(0.16)                        1.68
------------------------------------------------------------------------------------------
     Total from investment operations                 [ZW]
(0.20)                        1.65
------------------------------------------------------------------------------------------
Less distributions from:
Net realized gain on investments                      [ZW]
(0.17)                        0.00
------------------------------------------------------------------------------------------
Net asset value end of period                        [ZW]
$11.28                       $11.65
------------------------------------------------------------------------------------------
Total return                                          [ZW]
(1.75%)                      16.50%
Ratios/supplemental data
Ratios to average net assets:
     Total expenses (a)(b)                             [ZW]
1.00%                        1.00%
     Net investment loss (a)                          [ZW]
(0.57%)                      (0.45%)
Portfolio turnover rate                                 [ZW]
123%                          57%
Average commission rate paid                        [ZW]
$0.0509                      $0.0847
Net assets end of period (thousands)                 [ZW]
$2,888                       $2,446
------------------------------------------------------------------------------------------


(a) Annualized.

(b) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the annualized ratio of total expenses to average net assets would have been 2.53% for the eight-months ended February 28, 1997, and 2.81% for the period from December 28, 1995 (Commencement of Operations) to June 30, 1996.

(c) Computed using average shares outstanding throughout the period.

(d) The Fund changed its fiscal year end from June 30 to the last day of February, effective February 28, 1997.





See Notes to Financial Statements.

Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997

------------------------------------------------------------------------------

Assets
            Investments at market value (identified
               cost - $3,044,156)                                   $2,897,785
            Cash                                                           323
            Receivable for:
                  Investments sold                                      66,529
                  Interest and dividends                                    44
            Deferred organization cost                                  15,245
-------------------------------------------------------------------------------
              Total assets                                           2,979,926
-------------------------------------------------------------------------------
Liabilities
            Payable for:
               Investments purchased                                    63,787
            Accrued expenses and other liabilities                      28,007
-------------------------------------------------------------------------------
              Total liabilities                                         91,794
-------------------------------------------------------------------------------
Net assets                                                          $2,888,132
-------------------------------------------------------------------------------
Net assets represented by
            Paid-in capital                                         $2,651,354
            Accumulated net realized gain on investments               383,149
            Net unrealized depreciation on investments                (146,371)
-------------------------------------------------------------------------------
Total net assets                                                     2,888,132
-------------------------------------------------------------------------------

Net Asset Value
            Net assets of  $2,888,132/  256,052  shares
             outstanding                                                $11.28
------------------------------------------------------------------------------



See Notes to Financial Statements.

Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund


STATEMENT OF OPERATIONS
Period from July 1, 1996 to February 28, 1997

                                                              [ZW]

-------------------------------------------------------------------------------------------------
Investment income
            [ZW]
Dividends                                                                     [ZW]
$2,178
            [ZW]
Interest                                                                       [ZW]
4,939
-------------------------------------------------------------------------------------------------
              Total [ZW]
income                                                                 7,117
-------------------------------------------------------------------------------------------------
Expenses  (Note 4)
            Management fee                                       $13,266
            Custodian fee                                         11,183
            Audit fee                                              8,654
            Legal fee                                              3,863
            Transfer Agent fee                                     1,000
            Registration fees                                      1,000
            Miscellaneous expense                                    467
            Organization expense                                   2,656
-------------------------------------------------------------------------------------------------
              Total expenses                                      42,089
            Reimbursement from Investment Adviser                (25,490)
-------------------------------------------------------------------------------------------------
              Net [ZW]
expenses                                                                16,599
-------------------------------------------------------------------------------------------------
            Net investment [ZW]
loss                                                           (9,482)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
 (Notes 1 and 3)
            Realized gain on [ZW]
investments                                                 398,376
            Net change in unrealized depreciation on [ZW]
investments                        (462,663)
-------------------------------------------------------------------------------------------------
            Net realized and unrealized loss on [ZW]
investments                              (64,287)
-------------------------------------------------------------------------------------------------
            Net decrease in net assets resulting from [ZW]
operations                        ($73,769)
-------------------------------------------------------------------------------------------------



See Notes to Financial Statements.

Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS




                                                                        Period [ZW]
from July 1, 1996      Period from December 28,1995
                                                                                [ZW]
to                     Commencement of Operations)
                                                                        [ZW]
February 28, 1997               to June 30, 1996
                                                                            [ZW]
----------------------------------------------------------------------------------------------------------------------------------

Operations
            Net investment [ZW]
loss                                                       [ZW]
($9,482)                      ($5,309)
            Net realized gain on [ZW]
investments                                          [ZW]
398,376                        34,918
            Net change in unrealized appreciation
                    (depreciation) on [ZW]
investments                                    (462,663)                      [ZW]
316,292
----------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting from [ZW]
operations           (73,769)                      345,901
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
            Net realized gains on [ZW]
investments                                         [ZW]
(35,700)                            0
----------------------------------------------------------------------------------------------------------------------------
Capital share transactions(Note 2)
            Proceeds from shares [ZW]
sold                                                 [ZW]
517,700                     2,100,000
            Net asset value of shares issued in
                  Reinvestment of dividends and [ZW]
distributions                          34,000                             0
----------------------------------------------------------------------------------------------------------------------------
                  Net increase in net assets from capital share [ZW]
transactions          551,700                     2,100,000
----------------------------------------------------------------------------------------------------------------------------
                  Total increase in net [ZW]
assets                                        442,231                     [ZW]
2,445,901
----------------------------------------------------------------------------------------------------------------------------
Net assets
            Beginning of [ZW]
period                                                     [ZW]
2,445,901                             0
----------------------------------------------------------------------------------------------------------------------------
            End of period  (Including undistributed net investment income at
            June 30, 1996 - [ZW]
$36,922)                                               [ZW]
$2,888,132                    $2,445,901
----------------------------------------------------------------------------------------------------------------------------




See Notes to Financial Statements.

KEYSTONE INSTITUTIONAL TRUST
KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
         Keystone Institutional Trust (the "Trust") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). On December 11, 1996, KII, and indirectly each of its subsidiaries, was acquired by First Union National Bank of North Carolina.

         The Trust is authorized to issue more than one series of shares. At this time, the Trust issues one series of shares called Keystone Institutional Small Capitalization Growth Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is long-term growth of capital by investing in stocks of small companies.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A.  VALUATION OF SECURITIES
         Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair under the direction of the Fund's Board of Trustees: (1) securities (including restricted securities) for which complete quotations are not readily available and (2) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred.

         Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B.  REPURCHASE AGREEMENTS
         Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

         Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C.  FUTURES CONTRACTS
         In order to gain exposure to, or protect against, changes in security values, the Fund may buy and sell futures contracts.

         The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

         Risks of entering into futures contracts include (I) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill its obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

D.  SECURITIES TRANSACTIONS AND INVESTMENT INCOME
         Securities transactions are accounted for on the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

E.  FEDERAL INCOME TAXES
         The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F.  DISTRIBUTIONS
         The Fund intends to distribute net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

         Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses generated by the Fund.

2.  CAPITAL SHARE TRANSACTIONS
         The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:


                                 Period from July 1, 1996   Period from [ZW]
December 28, 1995
                                            to             (Commencement of [ZW]
Operations) to
                                    February 28, 1997              June 30, 1996
                                    ---------------           [ZW]
--------------------------
Shares sold                                  43,108                         [ZW]
210,000
Shares issued in reinvestment
 of dividends and distributions               2,944                             -
                                    ---------------             [ZW]
-------------------------
Net Increase                                 46,052                         [ZW]
210,000
                                     ==============             [ZW]
=========================

3.  SECURITIES TRANSACTIONS
         Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period from July 1, 1996 to February 28, 1997 were $3,436,551 and $2,968,321, respectively.

4. INVESTMENT  ADVISORY AND MANAGEMENT  AGREEMENT AND OTHER  AFFILIATED
TRANSACTIONS

         Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates to the aggregate net asset value of the Fund's shares as follows: 0.80% of the first $100,000,000, plus 0.75% of the next $150,000,000, plus 0.65% of amounts over $250,000,000.

         During the period from July 1, 1996 to February 28, 1997, the Fund paid or accrued to Keystone investment management and administrative service fees of $13,266, which represent 0.80% of the Fund's average daily net asset value during the period.

         During the period from July 1, 1996 to February 28, 1997, the Fund paid or accrued $1,000 to Evergreen Keystone Service Company for transfer agent fees.

         Evergreen Keystone has voluntarily agreed to limit the expenses of the Fund to 1.0% annually of average net assets through February 28, 1997. In connection with the voluntary expense limitation Keystone reimbursed the Fund $25,490. Keystone does not intend to seek repayment of this amount.

         Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

5.  CHANGE OF FISCAL YEAR
         The Fund changed its fiscal year end from June 30 to the last day in February, effective February 28, 1997.

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INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Institutional Trust


We have audited the accompanying statement of assets and liabilities of Keystone Institutional Small Capitalization Growth Fund, a series of Keystone Institutional Trust, including the schedule of investments, as of February 28, 1997, and the related statement of operations for the period from July 1, 1996 to February 28, 1997 and the statements of changes in net assets and financial highlights for the periods from July 1, 1996 to February 28, 1997 and from December 28, 1995 (Commencement of Operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Institutional Small Capitalization Growth Fund as of February 28, 1997, the results of its operations for the period from July 1, 1996 to February 28, 1997, and the changes in its net assets and financial highlights for the periods from July 1, 1996 to February 28, 1997 and from December 28, 1995 to June 30, 1996 in conformity with generally accepted accounting principles.


                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
March 31, 1997

OTHER INFORMATION (UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. Below are the results of that vote:

1.  To elect the following Trustees:
                                                     Affirmative     Withhold

Frederick Amling                                     210,000           -0-
Laurence B. Ashkin                                   210,000           -0-
Charles A. Austin III                                210,000           -0-
Foster Bam                                           210,000           -0-
George S. Bissell                                    210,000           -0-
Edwin D. Campbell                                    210,000           -0-
Charles F. Chapin                                    210,000           -0-
K. Dun Gifford                                       210,000           -0-
James S. Howell                                      210,000           -0-
Leroy Keith, Jr.                                     210,000           -0-
F. Ray Keyser, Jr.                                   210,000           -0-
Gerald M. McDonell                                   210,000           -0-
Thomas L. McVerry                                    210,000           -0-
William Walt Pettit                                  210,000           -0-
David M. Richardson                                  210,000           -0-
Russell A. Salton, III MD                            210,000           -0-
Michael S Scofield                                   210,000           -0-
Richard J. Shima                                     210,000           -0-
Andrew J. Simons                                     210,000           -0-

2. To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.


Affirmative                210,000
Against                       -0-
Abstain                       -0-
Total                      210,000



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